SUBJECT TO COMPLETION
TERM SHEET DATED NOVEMBER 30, 1998
----------------------------------







                $310,000,000 Automobile Receivables-Backed Notes
                        CPS Auto Receivables Trust 1998-4


                                   [CPS LOGO]


                              CPS RECEIVABLES CORP.
                                    (Seller)

                        CONSUMER PORTFOLIO SERVICES, INC.
                                   (Servicer)

Attached is a preliminary Term Sheet describing the structure, collateral pool and certain aspects of the CPS Auto Receivables Trust 1998-4. The Term Sheet has been prepared by the Seller for informational purposes only and is subject to modification or change. The information and assumptions contained in the Term Sheet are preliminary and will be superseded in their entirety by a Prospectus Supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the relevant registration statement. In addition, the attached Term Sheet supersedes any prior or similar term sheet.

The Registration Statement (including a Prospectus Supplement and a base Prospectus) relating to the Trust has been filed with the Securities and Exchange Commission and has been declared effective. The final Prospectus Supplement relating to the securities offered by the Trust will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities of the Trust in any state in which such offer, solicitation or sale would be unlawful before the registration or qualification under the securities laws of any such state. You should review the Prospectus and Prospectus Supplement, and your investment decision should be based upon the information in the Prospectus and Prospectus Supplement as of their publication date. Sales of the securities to be offered by the Trust may not be consummated unless you have received both the Prospectus and the Prospectus Supplement. The securities to be offered under the Prospectus Supplement have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission; any representation to the contrary is a criminal offense.

                           First Union Capital Markets

                                November 30, 1998

                        CPS Auto Receivables Trust 1998-4

                                   TERM SHEET

                              Subject to Revision.

OFFERED SECURITIES

CPS Auto Receivables Trust 1998-4 will issue the following securities under the Prospectus Supplement and the accompanying Prospectus:

o % Asset-Backed Notes, Class A-1 (the "Class A-1 Notes") in the aggregate original principal amount of $32,500,000.00;

o % Asset-Backed Notes, Class A-2 (the "Class A-2 Notes") in the aggregate original principal amount of $77,500,000.00;

o % Asset-Backed Notes, Class A-3 (the "Class A-3 Notes") in the aggregate principal amount of $81,375,000;

o % Asset-Backed Notes, Class A-4 (the "Class A-4 Notes") in the aggregate principal amount of $100,000,000;

o % Asset-Backed Notes, Class A-5 in the aggregate principal amount of $18,625,000 (the "Class A-5 Notes" and, together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, the "Notes").

The Trust will issue the Notes under an indenture (the "Indenture"), to be dated November 1, 1998, between the Trust and Norwest Bank Minnesota, National Association, as Indenture Trustee. The aggregate original principal amount of the Notes will be $310,000,000.00. The Notes will be offered for purchase in minimum denominations of $1,000 and integral multiples of $1,000, in book entry form only, through the Depository Trust Company. For more information, read "Description of the Securities Book-Entry Registration" in the Prospectus. The Trust will also issue certificates that represent interests in the property of the Trust that remains after full payment to you of interest on and principal of the Notes. The Prospectus Supplement and the accompanying Prospectus offer only the Notes.

ISSUER

The issuer of the Notes is CPS Auto Receivables Trust 1998-4 (the "Trust"). The Trust was formed on September 11, 1998 under a trust agreement between CPS Receivables Corp. (the "Seller"), a Delaware corporation that is a wholly-owned, special-purpose subsidiary of Consumer Portfolio Services, Inc. and Bankers Trust (Delaware), as the owner trustee.

The address and telephone number of Consumer Portfolio Services, Inc. are:

           Consumer Portfolio Services, Inc.
           16355 Laguna Canyon
           Irvine, CA 92718
           (949) 753-6800

CLOSING DATE

On or about December 1, 1998 (the "Closing Date").

INDENTURE TRUSTEE

Norwest Bank Minnesota, National Association.

OWNER TRUSTEE

Bankers Trust (Delaware).

TERMS OF THE NOTES

The principal terms of the Notes will be as described below:

Payment Dates

Payments on the Notes will be made on the 15th day of each month or, if the 15th day is


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



not a Business Day under the Indenture, on the next following Business Day (each such day, a "Payment Date"). The first Payment Date will be December 15, 1998. Payments will be made to holders of record of the Notes as of the close of business on the record date applicable to such Payment Date. The record date for a Payment Date will be the day immediately preceding the Payment Date.

Interest Rates

The Class A-1 Notes will bear interest at an annual rate equal to % (the "Class A-1 Interest Rate"). The Class A-2 Notes will bear interest at an annual rate equal to % (the "Class A-2 Interest Rate"). The Class A-3 Notes will bear interest at an annual rate equal to % (the "Class A-3 Interest Rate"). The Class A-4 Notes will bear interest at an annual rate equal to % (the "Class A-4 Interest Rate"). The Class A-5 Notes will bear interest at an annual rate equal to % (the "Class A-5 Interest Rate"). Interest on the Class A-1 Notes will be calculated on the basis of a 360-day year and the actual number of days elapsed from and including the most recent Payment Date on which interest has been paid (or, in the case of the first Payment Date, from and including the Closing Date) to, but excluding, the following Payment Date (each a "Class A-1 Interest Period"). Interest on the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class A-5 Notes will be calculated on the basis of a 360-day year of twelve 30-day months.

Interest

On each Payment Date, the holders of record of the Class A-1 Notes (the "Class A-1 Noteholders") as of the related Record Date will be entitled to receive, pro rata, interest for the applicable Class A-1 Interest Period at the Class A-1 Interest Rate on the outstanding principal amount of the Class A-1 Notes at the close of the preceding Payment Date (or, in the case of the Initial Payment Date as of the Closing Date). On each Payment Date, the holders of record of the Class A-2 Notes (the "Class A-2 Noteholders") as of the related record date will be entitled to receive, pro rata, thirty (30) days of interest at the Class A-2 Interest Rate on the outstanding principal amount of the Class A-2 Notes at the close of the preceding Payment Date. On each Payment Date, the holders of record of the Class A-3 Notes (the "Class A-3 Noteholders") as of the related record date will be entitled to receive, pro rata, thirty (30) days of interest at the Class A-3 Interest Rate on the outstanding principal amount of the Class A-3 Notes at the close of the preceding Payment Date. On each Payment Date, the holders of record of the Class A-4 Notes (the "Class A-4 Noteholders") as of the related record date will be entitled to receive, pro rata, thirty (30) days of interest at the Class A- 4 Interest Rate on the outstanding principal amount of the Class A-4 Notes at the close of the preceding Payment Date. On each Payment Date, the holders of record of the Class A-5 Notes (the "Class A-5 Noteholders") as of the related record date will be entitled to receive, pro rata, thirty (30) days of interest at the Class A-5 Interest Rate on the outstanding principal amount of the Class A-5 Notes at the close of the preceding Payment Date. Nevertheless, on the initial Payment Date, the interest payable to the Noteholders of record of the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class A-5 Notes, respectively, will be an amount equal to the product of (a) the interest rate applicable to such class of Notes, (b) the initial principal amount of such class of Notes and (c) a fraction (i) the numerator of which is the number of days from and including the Closing Date to and including December 14, 1998 and (ii) the denominator of which is 360.

Interest on the Notes which is due but not paid on any Payment Date will be payable on the next Payment Date together with, to the extent permitted by law, interest on such unpaid amount at the interest rate applicable to such class. See "Description of the Securities--Payment of Interest" in the Prospectus Supplement.

Principal

Principal of the Notes will be payable on each Payment Date in an amount equal to the sum of (i) 100% of the Principal Distributable Amount (the "Class A Noteholders' Percentage") and (ii) any principal which was


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



payable in respect of the Notes on a preceding Payment Date but was not so paid. Notwithstanding the foregoing, all outstanding principal and interest with respect to a class of Notes will be payable in full on the Final Scheduled Payment Date for such class of Notes. See "Description of the Trust Documents--Distributions" in the Prospectus Supplement.

The "Principal Distributable Amount" with respect to a Payment Date will equal the sum of the following amounts (without duplication):

          (a) collections on Receivables (other than Liquidated Receivables) allocable to principal including full and partial prepayments;

          (b) the portion of the purchase amount allocable to principal of each Receivable that was repurchased by CPS or purchased by the Servicer as of the last day of the related Collection Period and, at the option of the Insurer the Principal Balance of each Receivable that was required to be but was not so purchased or repurchased;

          (c) the Principal Balance of each Receivable that first became a Liquidated Receivable during the preceding Collection Period;

          (d) the aggregate amount of Cram Down Losses with respect to the Receivables that shall have occurred during the preceding Collection Period; and

          (e) any net proceeds from the liquidation of the Trust Assets pursuant to an acceleration of the Notes upon an Event of Default.

The Noteholders' Principal Distributable Amount will be allocated among the classes of Notes as follows:

o On each Payment Date until the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes (collectively, the "Sequential Pay Notes") and the Class A-4 Notes have been paid in full, the Noteholders' Principal Distributable Amount will be applied to pay the Sequential Pay Notes and the Class A- 4 Notes according to the method calculated below.

o The Class A-5 Notes will receive no payments of principal until the principal of the Sequential Pay Notes and the Class A- 4 Notes has been paid in full.

o On each Payment Date until the Sequential Pay Notes have been paid in full, an amount equal to the Sequential Pay Noteholders' Percentage of the Noteholders' Principal Distributable Amount will be applied, sequentially, to pay principal of the Class A-1 Notes until the outstanding principal amount of the Class A-1 Notes has been reduced to zero, then to pay principal of the Class A-2 Notes until the outstanding principal amount of the Class A-2 Notes has been reduced to zero and then to pay principal of the Class A-3 Notes until the outstanding principal amount of the Class A-3 Notes has been reduced to zero. The "Sequential Pay Noteholders' Percentage" on any Payment Date on which any principal of the Sequential Pay Notes is outstanding will be the percentage equivalent of a fraction
     (a) the numerator of which is the aggregate initial principal amount of the Sequential Pay Notes and (b) the denominator of which is the aggregate of the initial principal amounts of the Sequential Pay Notes and the Class A-4 Notes; provided that, if principal of any Sequential Pay Notes is still outstanding after the principal amount of the Class A-4 Notes has been reduced to zero, the Sequential Pay Noteholders' Percentage will be 100% until the Sequential Pay Notes have been paid in full.

o On each Payment Date until the Class A-4 Notes have been paid in full, an amount equal to the Class A-4 Noteholders' Percentage of the Noteholders' Principal Distributable Amount will be applied to pay principal of the Class A-4 Notes until the outstanding principal amount of the Class A-4 Notes has been reduced to zero.

     The "Class A-4 Noteholders' Percentage" on any Payment Date on which any principal of the Class A-4 Notes is outstanding will be a percentage equal to 100% minus the Sequential Pay Noteholders' Percentage; provided that, if principal of any Class A-4 Notes is still outstanding after the principal amount of the Sequential Pay Notes has been reduced to zero, the Class A-4 Noteholders' Percentage will be 100% until the Class A-4 Notes have been paid in full.

o On each Payment Date from and including the Payment Date on which the Sequential Pay Notes and the Class A-4 Notes are paid in full, the Class A-5 Notes will receive principal payments as follows:

          -- on the Payment Date on which the outstanding principal amount of the Sequential Pay Notes and the Class A-4 Notes is reduced to zero, the remaining portion of the Noteholders' Principal Distributable Amount, if any, will be applied to pay principal of the Class A-5 Notes; and

          -- on each Payment Date thereafter, the Noteholders' Principal Distributable Amount will be applied to pay principal of the Class A-5 Notes until the outstanding principal amount of the Class A-5 Notes has been reduced to zero.

Final Scheduled Payment Dates

All unpaid principal of and accrued interest on each class of the Notes will be payable in full on the date specified below for such class:

o    A-1 Notes: December 1999
o    A-2 Notes: February 2002
o    A-3 Notes: September 2003
o    A-4 Notes: September 2003
o    A-5 Notes: September 2005

TRUST ASSETS

The primary source of funds to support payments of principal of and interest on the notes will be the trust assets, which will include:

     o a pool of retail installment sale contracts consisting of the right to receive payments of interest, principal and other money secured by used and new automobiles, light trucks, vans and minivans;

     o the right to receive payments under the installment sale contracts after specified cutoff dates;

     o security interests in the automobiles, light trucks, vans and minivans securing the installment sale contracts;

     o certain bank accounts and the proceeds thereof, including accounts that will be opened to receive part of the proceeds of this offering and that will be used by the Trust to buy more retail installment sales contracts;

     o the right to receive proceeds from claims under, or refunds of unearned premiums from, certain insurance policies and extended service contracts relating to the vehicles financed under the installment sale contracts;

     o the rights of CPS Receivables Corp. under the contracts by which it purchases the Trust Assets; and

     o certain other property specified in the Prospectus Supplement under "The Trust Assets."

The Receivables

The retail installment sale contracts to be transferred to the Trust will be secured by new and used automobiles, light trucks, vans and minivans including the rights to all payments received with respect to such contracts after a specified cutoff date. Such installment sale contracts arise from loans originated by automobile dealers, independent finance companies ("IFCs") and deposit institutions ("Deposit Institutions") for assignment to Consumer Portfolio Services, Inc., a California corporation ("CPS") and its affiliates Samco Acceptance Corp., a Delaware corporation ("Samco"), and Linc

Acceptance Company LLC, a Delaware limited liability company ("Linc"). The auto loan programs of CPS, Samco and Linc target automobile purchasers with marginal credit ratings who are generally unable to obtain credit from banks or other low-risk lenders. See "The Originators' Automobile Contract Portfolio-- General," "The Receivables Pool," "Risk Factors--Sub-Prime Obligors" and "Risk Factors--Servicing" in the Prospectus Supplement and "Risk Factors--Sub-Prime Obligors" in the Prospectus.

The Initial Receivables

On the Closing Date, the Trust will acquire retail installment sale contracts (the "Initial Receivables") having an aggregate principal balance as of October 21, 1998 (the "Cutoff Date") of approximately $275,647,271.04. For information about the characteristics of the Initial Receivables as of the Cutoff Date, see "The Receivables Pool" in the Prospectus Supplement.

Pre-Funding

In addition to the Initial Receivables, the Trust will (subject to availability and certain conditions) purchase additional retail installment sale contracts (the "Subsequent Receivables") from the Seller during a period (the "Funding Period") beginning on the Closing Date and ending not later than February 20, 1999. The Subsequent Receivables and the Initial Receivables are collectively referred to in the Prospectus Supplement as the "Receivables." See "Description of the Trust Documents--Sale and Assignment of Receivables" in the Prospectus Supplement.


Subsequent Receivables will be originated under the auto loan programs of CPS, Samco and Linc but, as these programs are modified from time to time due to changes in market conditions or otherwise in the judgment of CPS, Samco or Linc, as applicable, such Subsequent Receivables may be originated using credit criteria different from the criteria applied with respect to the Initial Receivables and may be of a different credit quality and seasoning. However, CPS believes that the inclusion of the Subsequent Receivables in the pool of Receivables will not materially adversely affect the performance or other characteristics of the pool of Receivables. In addition, following the transfer of Subsequent Receivables to the Trust, the characteristics of the entire pool of Receivables included in the Trust may vary from those of the Initial Receivables. See "Risk Factors--Varying Characteristics of Subsequent Receivables" and "The Receivables Pool" in the Prospectus Supplement.

The Pre-Funding Account

The purchase of Subsequent Receivables will be funded from amounts in the Pre-Funding Account. On the Closing Date, the Seller will deposit into the
Pre-Funding Account, out of proceeds from the sale of the Notes, the sum of $34,352,728.96. The Funding Period will end earlier than February 20, 1999 if the Pre- Funding Account is reduced to less than $100,000. Until the amounts on deposit in the Pre-Funding Account are used to purchase Subsequent Receivables, they will be invested in certain types of preapproved investments. Any Pre-Funded Amount remaining at the end of the Funding Period will be payable to the holders of the Notes, pro rata in proportion to the principal balance of each class of Notes, as a prepayment of principal. See "Description of the Trust Documents--Sale and Assignment of Receivables" and "--Accounts" in the Prospectus Supplement.

Interest Reserve Account

In order to provide a source of funds during the Funding Period to cover anticipated shortfalls in interest earnings resulting from the excess of the weighted average interest rate on the Notes over investment earnings on the Pre-Funded Amount, the Indenture Trustee will establish the Interest Reserve Account. On the Closing Date, the Seller will deposit an amount equal to the Requisite Reserve Amount (as described below) in the Interest Reserve Account. On each of the December


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1998 and January 1999 Payment  Dates,  funds on deposit in the Interest  Reserve
Account which are in excess of the Requisite Reserve Amount for such Payment Date will be withdrawn from the Interest Reserve Account and deposited in the Distribution Account for distribution in accordance with the priorities set forth in this Term Sheet under "Priority of Payments."

The "Requisite Reserve Amount" as of any date during the Funding Period will equal the product of:

     (i)     1/360th of the difference between

             (A) the weighted average of each of the Interest Rates for each class of Notes (based on the outstanding principal amount of each class on such date); and

             (B) the assumed yield (2.5% per annum) of investments of funds in the Pre-Funding Account.

     (ii)    the Pre-Funded Amount on such date; and

     (iii)   the number of days  remaining  until the Payment Date in February
             1999;

provided that, upon the expiration of the Funding Period, the Requisite Reserve Amount will be zero. See "Description of the Trust Documents--Accounts" in the Prospectus Supplement.

SERVICING

After the sale of the Receivables to the Trust, CPS will continue to perform certain administrative services with respect thereto in its capacity as servicer of the Trust. Such services will include, among other things, collection of payments, realization on collateral and monitoring the rate of performance of the Receivables. In return for CPS's services, the Trust will pay a fee to CPS out of the interest payments received by the Trust. On or prior to each Determination Date, CPS will deliver to Loan Servicing Enterprise (the "Backup Servicer") certain data with respect to the Receivables (in electronic form) used by CPS to perform its obligations as Servicer of the Receivables. The
Backup Servicer will confirm that such information is readable by the Backup Servicer's systems and will perform certain other operations and tests with respect to such information. If CPS is terminated or resigns as servicer of the Trust, Norwest Bank Minnesota, National Association, as standby servicer (the "Standby Servicer") or another entity selected as successor servicer will take over servicing responsibilities for the Trust. See "Risk Factors-Termination of CPS as Servicer," "Description of the Trust Documents--Servicing Succession" in the Prospectus Supplement.

PRIORITY OF PAYMENTS

On  each  Payment  Date,   the  Indenture   Trustee  shall  make  the  following
distributions in the following order of priority:

               (1) to the Standby Servicer, the Standby Fee and all unpaid Standby Fees from prior Collection Periods;

               (2) to the Backup Servicer, the Backup Servicing Fee and all unpaid Backup Servicing Fees from prior Collection Periods;

               (3) to the Servicer, the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods;

               (4) to any successor Servicer, to the extent not previously paid by the predecessor Servicer under the Sale and Servicing Agreement, reasonable transition expenses (up to a maximum of $50,000) incurred in becoming the successor Servicer;

               (5) to the Indenture Trustee and the Owner Trustee, pro rata, the Trustee Fees and reasonable out-of-pocket expenses and all unpaid Trustee Fees and unpaid reasonable out-of-pocket expenses from prior Collection Periods;

               (6) to the Collateral Agent, all fees and expenses payable to the Collateral Agent with respect to such Payment Date;

               (7) to the Noteholders, the Noteholders' Interest Distributable Amount;

               (8) to the Noteholders, the Noteholders' Principal Distributable Amount, plus the Noteholders' Principal Carryover Shortfall, if any;

               (9) to the Insurer, any amounts due under the terms of the Insurance Agreement; and

               (10) to the Collateral Agent, for deposit into the Spread Account, the remaining Total Distribution Amount, if any.

Amounts distributed on account of the Noteholders' Principal Distributable Amount under priority (8) above will be applied as described above under "Principal." (See Item 6 above)

See "Description of the Trust Documents--Distributions--Priority of Distribution Amounts" in the Prospectus Supplement.

Optional Redemption

The Notes, to the extent still outstanding, may be redeemed in whole, but not in part, on any Payment Date on which CPS exercises its option to purchase all the Receivables on or after the last day of any Collection Period on or after which the aggregate principal balance of the Receivables is equal to 10% or less of the sum of (i) the aggregate Cutoff Date principal balance of the Initial Receivables and (ii) the initial Pre-Funded Amount. The redemption price will at least equal the unpaid outstanding principal amount of the Notes, plus accrued and unpaid interest thereon. See "Description of the Securities--Optional Redemption" in the Prospectus Supplement.

Mandatory Redemption

Each class of Notes will be redeemed in part on the Payment Date on or immediately following the last day of the Funding Period if any portion of the Pre-Funded Amount remains on deposit in the Pre-Funding Account after giving effect to all purchases of all Subsequent Receivables on such Payment Date. The aggregate outstanding principal amount of each class of Notes to be redeemed will be an amount equal to such class's pro rata share (based on the respective current outstanding principal amount of each class of Notes) of the Pre-Funded Amount on such date. The terms of such a mandatory redemption are described in "Risk Factors--Possible Prepayments as a Result of Pre-Funding" in the Prospectus Supplement.

The Notes may be accelerated and subject to immediate payment at par with accrued interest thereon upon the occurrence of an "Event of Default" under the Indenture. So long as the Insurer is not itself in default, an Event of Default under the Indenture will occur only upon delivery by the Insurer to the Indenture Trustee of notice of the occurrence of certain events of default under an Insurance Agreement, dated as of November 1, 1998. In the case of such an Event of Default and notice by the Insurer, the Notes will automatically be accelerated and subject to immediate payment at par with accrued interest. The Policy does not guarantee payments of any amounts that become due on an accelerated basis, unless the Insurer elects, in its sole discretion, to pay such amounts on such accelerated basis in whole or in part, although the Insurer will be required to pay Scheduled Payments under the Policy. See "Description of the Trust Documents--Events of Default" in the Prospectus Supplement.

THE POLICY

On the Closing Date, Financial Security Assurance Inc. (the "Insurer") will issue a financial guaranty insurance policy (the "Policy") to the Indenture Trustee for the benefit of the Noteholders. Under the terms of the Policy, the Insurer will unconditionally


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and irrevocably guarantee to the Noteholders payment of:

          --  the Noteholders' Interest Distributable Amount; and
          --  the Noteholders' Principal Distributable Amount

for each Payment Date (collectively, the "Scheduled Payments"). See "The Policy" in the Pro spectus Supplement.

Tax Status

In the opinion of Mayer, Brown & Platt ("Federal Tax Counsel"), for Federal income tax purposes the Notes will be characterized as debt and the Trust will not be characterized as an association (or publicly traded partnership) taxable as a corporation. In accepting a Note, each holder of that Note will agree to treat the Notes as indebtedness for Federal income tax purposes. See "Federal Income Tax Consequences" in the Prospectus and "Federal Income Tax Consequences" in the Prospectus Supplement for additional information concerning the application of Federal tax laws to the Trust and the Notes.

Money Market Eligibility

The Class A-1 Notes will be eligible securities for purchase by money market funds under Rule 2a-7 under the Investment Company Act of 1940, as amended. A fund should consult with its advisor regarding the eligibility of the Class A-1 Notes under Rule 2a-7 and the fund's investment policies and objectives.

ERISA Considerations

Subject to the considerations discussed under "ERISA Considerations," the Notes are eligible for purchase by pension, profit-sharing or other employee benefit plans, as well as individual retirement accounts and certain types of Keogh Plans (each of which is referred to as a "Benefit Plan"). By its acquisition of a Note, each Benefit Plan shall be deemed to represent that its purchase and holding of such Note will be covered by a Department of Labor class exemption. See "ERISA Considerations" in the Prospectus Supplement.

Rating of the Notes

It is a condition of issuance that the Notes be rated by Standard & Poor's Ratings Services, a Division of The McGraw Hill Companies ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's," and together with Standard & Poor's, the "Rating Agencies"), as follows:


                                   Rating
                                   ------
                 Class             S&P            Moody's
                 -----             ---            -------

                 A-1               A-1+              P-1
                 A-2               AAA               Aaa
                 A-3               AAA               Aaa
                 A-4               AAA               Aaa
                 A-5               AAA               Aaa

The basis of the ratings of the Notes will be issuance of the Policy by the Insurer. A security rating is not a recommendation to buy, sell or hold securities and may be revised or withdrawn at any time by the assigning Rating Agency.


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